One Financial Way

Cincinnati, Ohio 45242

Post Office Box 237

Cincinnati, Ohio 45201-0237

Telephone: 513-794-6100

February 28, 2013

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Ohio National Variable Account A (1940 Act File No. 811-1978)

Post-Effective Amendment No. 12 to File No. 333-164075

Ladies and Gentlemen:

Attached hereto is post-effective amendment 12 to File number 333-164075.

This post-effective amendment is being filed pursuant to Rule 485(a) of the Securities Act of 1933. This amendment is being filed to add a new GLWB rider, the GLWB Preferred I.S., to incorporate changes that have been made to withdrawal rates and annual credit rates in the GLWB Plus during the year and increase the fee on the GLWB Plus. The GLWB Preferred I.S. rider is similar to the existing GLWB Plus, except that (i) the lifetime annuity is determined by a formula based on average U.S. Treasury rates, (ii) the annual credit period is 15 years and does not re-start upon a step-up and (iii) the annual credit is pro-rated for withdrawals that are less than the maximum annual withdrawal under the rider.

The registrant notes that it is filing 9 post-effective amendments in the next several days, including the one that accompanies this letter, to its Form N-4 registration statements to give effect to new rider. The disclosure changes regarding the rider contained in these post-effective amendments are substantially identical.

Please feel free to contact me at (513) 794-6278 if you have any questions or comments.

Sincerely,

/s/ Kimberly A. Plante

Kimberly A. Plante

Senior Associate Counsel